Net Income (Loss) Per Share	9 Months Ended
Sep. 30, 2020
Earnings Per Share [Abstract]
Net Loss Per Share	Net Loss Per Share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	$	$	$	$
Net loss attributable to the shareholders of Teekay Corporation – basic and diluted	(35,407)	(198,178)	(63,489)	(321,920)
Weighted average number of common shares	101,107,371	100,784,683	101,034,362	100,697,251
Common stock and common stock equivalents	101,107,371	100,784,683	101,034,362	100,697,251
- Basic	(0.35)	(1.97)	(0.63)	(3.20)
- Diluted	(0.35)	(1.97)	(0.63)	(3.20)
The Company intends to settle the principal of the Convertible Notes in cash on conversion and calculates diluted earnings per share using the treasury-stock method. Stock-based awards and the conversion feature on the Convertible Notes that have an anti-dilutive effect on the calculation of diluted loss per common share, are excluded from this calculation. For the three and nine months ended September 30, 2020, the number of Common Stock from stock-based awards and the conversion feature on the Convertible Notes that had an anti-dilutive effect on the calculation of diluted earnings per common share were 6.0 million (three and nine months ended September 30, 2019 – 6.1 million). In periods where a loss attributable to shareholders of Teekay has been incurred, all stock-based awards and the conversion feature on the Convertible Notes are anti-dilutive.